Exhibit 99.3

                              LETTER OF TRANSMITTAL

                                Offer to Exchange

                         6.625% Exchange Notes due 2005
                for Any and All Outstanding 6.625% Notes due 2005
                                       and
                         6.875% Exchange Notes due 2008
                for Any and All Outstanding 6.875% Notes due 2008

                                       of


                         CARRAMERICA REALTY CORPORATION
                                      and
                            CARRAMERICA REALTY, L.P.



                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
                        NEW YORK CITY TIME ON MAY  , 1998
                             (THE "EXPIRATION DATE")
              UNLESS EXTENDED BY CARRAMERICA REALTY CORPORATION AND
                            CARRAMERICA REALTY, L.P.

                  The Exchange Agent for the Exchange Offer is:

                              BANKERS TRUST COMPANY

               By Mail:                               By Hand:                         By Overnight Courier:
         BT Services Tennessee, Inc.            Bankers Trust Company               BT Services Tennessee, Inc.
               P.O. Box 292737             Corporate Trust & Agency Group          Corporate Trust & Agency Group
       Nashville, Tennessee 37229-2737        Receipt & Delivery Window                 Reorganization Group
        (registered or certified mail     123 Washington Street, 1st Floor            648 Grassmere Park Road
                 recommended)                 New York, New York 10006               Nashville, Tennessee 37211

                       Facsimile Transmission:                                Confirm by Telephone:
                           (615) 835-3701                                        (615) 835-3572

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



        The undersigned acknowledges receipt of the Prospectus dated [      ],
1998 (the "Prospectus") of CarrAmerica Realty Corporation and CarrAmerica Realty, L.P. (collectively, the "Issuers") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Issuers' offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 6.625% Exchange Notes due 2005 (the "New Seven-Year Notes") for each $1,000 in principal amount of outstanding 6.625% Notes due 2005 (the "Old Seven-Year Notes") and $1,000 in principal amount of a new series of 6.875% Exchange Notes due 2008 (the "New Ten-Year Notes" and, together with the New Seven-Year Notes, the "New Notes") for each $1,000 in principal amount of outstanding 6.875% Notes due 2008 (the "Old Ten-Year Notes" and, together with the Old Seven-Year Notes, the "Old Notes").


        The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes will be freely transferable (except as described in the Prospectus).

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OR TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule and affixed to this Letter of Transmittal.


                   DESCRIPTION OF OLD NOTES TENDERED HEREWITH

                                                                         Aggregate
                                                                         Principal
Name(s) and Address(es)                                                  Amount                Principal
of Registered Holder(s)           Series of       Certificate            Represented           Amount
(Please fill in)                  Note(s)         Number(s)*             by Notes*             Tendered**
-----------------------           ---------       -----------            -----------           ----------





                                                                Total
                                                                -----

* Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.

        This Letter of Transmittal is to be used either if certificates for Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

        Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

        Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or before the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  /  /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
        TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution ________________________________________

          Depository Trust Company Account Number ______________________________

          Transaction Code Number ______________________________________________

  /   / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
        NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

          Name of Registered Holder(s) _________________________________________

          Name of Eligible Institution that Guaranteed Delivery ________________

          ______________________________________________________________________

          If Delivered by Book-Entry Transfer:

          Account Number _______________________________________________________

  /   / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
        COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name: ________________________________________________________________

          Address: _____________________________________________________________



               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the DTC.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.



        By tendering, each holder of Old Notes represents to the Issuers that
(i) the New Notes acquired in the Exchange Offer are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder, (ii) neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such New Notes, (iii) if the holder is not a broker-dealer, or is a broker-dealer but will not receive new Notes for its own account in exchange for Old Notes, neither the holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and
(iv) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Act"), of the Issuers. If the tendering holder is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time before the Expiration Date.

        Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, will be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE

                            Signature(s) of Holder(s)

Dated: _________________________________, 199__

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Old Notes are held of record by DTC, the person in whose name such Old Notes are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.)
See Instruction 3.

Name(s): ______________________________________________________________________
                                       (Please Print)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                                    (Including Zip Code)

Area Code and Telephone No. ___________________________________________________

Tax Identification No. ______________

                            GUARANTEE OF SIGNATURE(S)
                        (If Required--See Instruction 3)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Title: ________________________________________________________________________

Address: ______________________________________________________________________

Name of Firm: _________________________________________________________________

Area Code and Telephone No. ___________________________________________________

Dated: _________________, 199__


-------------------------------------------------------------------------------------------------------------------
                  PAYOR'S NAME: CARRAMERICA REALTY CORPORATION
-------------------------------------------------------------------------------------------------------------------


      SUBSTITUTE FORM W-9       Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part I below.)
   Department of the Treasury
    Internal Revenue Service
                                -----------------------------------------------------------------------------------
                                Address

                                -----------------------------------------------------------------------------------
                                City, State and Zip Code


                                -----------------------------------------------------------------------------------

                                Part I - PLEASE PROVIDE YOUR TAXPAYER                    Social Security Number or
                                IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT        Employer Identification
                                AND CERTIFY BY SIGNING AND DATING BELOW                  Number

                                -----------------------------------------------------------------------------------

                                Part II - If exempt from backup witholding, check the box to the right.         / /

                                   Also provide your TIN in Part I and sign and date this form in Part III.
                                -----------------------------------------------------------------------------------
                                Part III - Under penalties of perjury, I certify that:

                                1. The number shown on this form is my correct taxpayer identification number
                                   (or I am waiting for a number to be issued to me), AND

                                2. I am not subject to backup witholding: (a) I am exempt from backup witholding;
                                   or (b) I have not been notified by the Internal Revenue Service that I am subject to backup witholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup witholding.
                                -----------------------------------------------------------------------------------
                                CERTIFICATE INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup witholding because of underreporting interest or dividends on your tax return.

                                Signature: _____________________________________         Date: _________________

-------------------------------------------------------------------------------------------------------------------

Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

    1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed if either (a) certificates evidencing Old Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely book-entry confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Issuers may enforce the Letter of Transmittal against such participant. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

        The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

        Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or before the Expiration Date or (iii) who cannot complete the procedures for delivery of book-entry transfer on or before the Expiration Date, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined therein); (ii) the Exchange Agent must have received a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by the Issuers on or before the Expiration Date; and
(iii) the Exchange Agent must have received the certificates evidencing the tendered Old Notes in proper form for transfer (or a book-entry confirmation of the transfer of the Old Notes) into the Exchange Agent's account at DTC) together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedures, the Exchange Agent must receive a Notice of Guaranteed Delivery on or before the Expiration Date. As used in this Letter of Transmittal and in the Prospectus, "Eligible Institution" means a firm or other entity identified in SEC Rule 17Ad-15 as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile hereof), will waive any right to receive notice of the acceptance of the Old Notes for exchange.

    2. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such a holder is withdrawing its election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuers that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes or otherwise comply with DTC's procedures. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described herein at any time on or before the Expiration Date.

    3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without any alteration, enlargement or change whatsoever.

        If Old Notes are tendered by the registered holder of such Old Notes and the certificates for New Notes to be issued in exchange therefor are to be issued (or any untendered amount of Old Notes are to be reissued) to the registered holder, the signature on this Letter of Transmittal need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instrument of transfer in form satisfactory to the Issuers and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by an Eligible Institution.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

        When this Letter of Transmittal is signed by the registered holder or holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

        Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

    4. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to them or their order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

    5. Waiver of Conditions. The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

    6. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

    7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth below. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Issuers at CarrAmerica Realty Corporation, 1700 Pennsylvania Ave., N.W., Washington, D.C. 20006, Attention: Assistant Secretary, (202) 624-7500.

    8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal, notices of withdrawal and Old Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by or tendered pursuant to any Letter of Transmittal. None of the Issuers, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers' interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

    9. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

    10. Tax Identification Number. Federal income tax law requires that a holder of any Old Notes which are accepted for exchange must provide CarrAmerica Realty Corporation (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If CarrAmerica Realty Corporation is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements; however, these holders still must submit the Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each tendering Holder must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The Form must be signed, even if the holder is exempt from backup withholding. If the Old Notes are registered in more than one name or not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

        CarrAmerica Realty Corporation reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

    11. IMPORTANT: This Letter of Transmittal or a facsimile hereof or an Agent's Message must be received by the Exchange Agent on or before the Expiration Date. In addition, the Exchange Agent must receive any certificates evidencing Old Notes to be tendered, a book-enty confirmation of a transfer to its account at DTC of Old Notes to be tendered, or a Notice of Guaranteed Delivery before the Expiration Date.